                                  THIRD AMENDMENT TO
                                 FINANCING AGREEMENT


    This Third Amendment to Financing Agreement, dated as of September 12, 1996 ("Amendment"), is made by and between AULT INCORPORATED, a Minnesota corporation (the "Borrower") and REPUBLIC ACCEPTANCE CORPORATION, a Minnesota corporation ("Republic").

    WHEREAS, the Borrower and Republic have entered into a Financing Agreement dated as of April 28, 1995, as amended by that First Amendment to Financing Agreement dated as of September 30, 1995 and by that Second Amendment to Financing Agreement dated as of January 18, 1996 (collectively, the "Agreement"); and

    WHEREAS, the obligations and indebtedness of the Borrower to Republic under the Agreement are secured, INTER ALIA, by a Security Agreement dated as of April 28, 1995 between the Borrower and Republic (as amended, the "Security Agreement") and a Pledge Agreement dated as of April 28, 1995 between the Borrower and Republic (as amended, the "Pledge Agreement"); and

    WHEREAS, Republic and the Borrower desire to amend the Agreement in order to amend certain of the provisions therein, upon the terms and conditions set forth herein.

    NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

    Section 1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

    Section 2.     AMENDMENTS.

            2.01 Section I of the Agreement is hereby amended to read as follows:

                   At our request, you in your sole discretion may
            lend to us (i) up to eighty percent (80%) of the net amount of accounts which are listed in current schedules provided by us and which are deemed eligible for advances by you, or any greater or lesser percentage at your absolute and sole discretion, not to exceed a maximum amount of $6,700,000 from time to time outstanding ("Eligible Account Advances"); and (ii) up to twenty-five percent (25%) of the net amount of inventory which is listed in monthly inventory certificates provided by us and which is deemed eligible for advances by you, or any greater or lesser percentage at your absolute and sole discretion, not to exceed a maximum amount of $700,000 from time to time outstanding ("Eligible Inventory

            Advances"); and (iii) up to an aggregate amount of $400,000.00 against a maximum of eighty percent (80%) of the fair market value of our existing equipment, which amount shall be reduced as set forth below (the "Existing Equipment Advance"); and (iv) between December 1, 1995 and May 31, 1996, up to an aggregate amount of $200,000 against a maximum of eighty percent (80%) of the purchase price of our new equipment purchases, as evidenced by our submission to you of the original invoices for such new equipment, which amount shall be reduced as set forth below (the "New Equipment Advances"); and (v) $266,308.00, which amount shall be reduced as set forth below (the "Initial Overline Advance"); and
            (vi) between September 1, 1996 and June 1, 1997, up to an aggregate amount of $200,000 against a maximum of eighty percent (80%) of the purchase price of our new equipment purchases, as evidenced by our submission to you of the original invoices for such new equipment, which amount shall be reduced as set forth below (the "Additional New Equipment Advances"); PROVIDED HOWEVER, that the maximum aggregate amount of all such advances from time to time outstanding under clauses (i) through (vi) above shall not exceed $6,700,000. Loans for additional sums requested by us may be made at your sole discretion based upon your valuation of other collateral or other factors. All borrowings pursuant hereto shall be due on demand. Nothing set forth in this Agreement, the Security Agreement, the Pledge Agreement or any other agreement between you and us shall in any way limit your discretion to make or not to make loans to us hereunder or your right to demand payment of our obligations to you hereunder.

                   In addition, at our request, and subject to your
            authorization in your sole discretion, First Bank
            National Association (the "Bank") may from time to time issue letters of credit for our account (the "Letters of Credit") up to an aggregate amount outstanding at any time (whether drawn or undrawn) of no more than $400,000. Upon the occurrence of any draw under a Letter of Credit that you have in writing guaranteed, you will pay to the Bank 100% of such draw and treat such payment as an advance against Eligible Accounts by you to us hereunder and a reimbursement by us in full of such draw, whether or not you have determined for all other purposes to cease making loans to us hereunder.
            The amount of any unreimbursed draw and the amount available to be drawn under any Letter of Credit shall both be treated as an outstanding advance against Eligible Accounts hereunder for the purpose of determining the amount which may be advanced under this Section I against Eligible Accounts. We also agree that at any time that the Bank issues a Letter of Credit payable in currency other than U.S. Dollars, the amount of the exposure related to the borrowings under this Agreement connected with such Letter of Credit shall be increased by a percentage to be set by you in your sole discretion unless and until we purchase an appropriate foreign exchange forward contract or otherwise mitigate the foreign exchange risk to your satisfaction.

                   Unless demand for payment of the Existing
            Equipment Advance is sooner made, commencing on December 1, 1995 and continuing on the first (1st) day of each month thereafter until the Existing Equipment Advance is paid in full, the Existing Equipment Advance shall be reduced in equal monthly principal installments based upon a forty-eight (48) month amortization of the Existing Equipment Advance.

                   Unless demand for payment of the Initial Overline
            Advance is sooner made, commencing on December 1, 1995 and continuing on the first (1st) day of each month thereafter until the Initial Overline Advance is paid in full, the Initial Overline Advance shall be reduced in equal monthly principal installments based upon a thirty-six (36) month amortization of the Initial Overline Advance.

                   Unless demand for payment of the New Equipment
            Advances is sooner made, commencing on June 1, 1996 and continuing on the first day of each month thereafter until the New Equipment Advances are paid in full, the New Equipment Advances shall be reduced in equal monthly principal installments based upon a forty-eight month amortization of the outstanding principal amount of the New Equipment Advances as of June 1, 1996.

                   Unless demand for payment of the Additional New
            Equipment Advances is sooner made, commencing on June 1, 1997 and continuing on the first day of each month thereafter until the Additional New Equipment Advances are paid in full, the Additional New Equipment Advances shall be reduced in equal monthly principal installments based upon a forty-eight month amortization of the outstanding principal amount of the Additional New Equipment Advances as of June 1, 1997.

                   You may from time to time furnish to us a statement
            of our account. Any such statement shall be conclusive on us unless and except as written objections thereto calling your attention to errors are received by you within 30 days after it is mailed or delivered to us.

            2.02 Section II(A) of the Agreement is hereby amended to read as follows:

                   (A) We agree to pay interest on the net balance owed to you at the close of each day at a rate per annum (computed on the basis of actual number of days elapsed and a year of 360 days) which is equal to a) from the date of this Agreement through September 30, 1995, a rate per annum which is four percent (4%) in excess of the publicly announced reference rate (or other publicly announced prime rate) of interest charged by the Bank,
            b) from and after September 30, 1995, through September 1, 1996, a rate per annum which is three percent (3%) in excess of the publicly announced reference rate (or other publicly announced prime rate) of interest charged by the Bank, and c) from and after September 1, 1996, a rate per annum which is two and one-half percent (2.5%) in excess of the publicly announced reference rate (or other publicly announced prime rate) of interest charged by the Bank. Such interest will be due and payable to you at the close of each month.

    Section 3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective until, and shall become effective as the date first written above when, each of the following provisions shall have been fulfilled:

         3.01 Republic shall have received this Amendment, duly executed by the Borrower;

         3.02 Republic shall have received a copy of the resolutions of the Board of Directors of the Borrower ratifying and authorizing the execution, delivery and performance of this Amendment, certified as true and accurate by the Borrower's Secretary or Assistant Secretary; and

         3.03 Republic shall have received such other documents as Republic may reasonably request, including, without limitation, the Reaffirmation of Subordination Agreement in the form attached as Exhibit A, duly executed by the Subordinated Lender as defined therein.

    Section 4. ACKNOWLEDGMENTS. The Borrower acknowledges and agrees that its obligations to Republic under the Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against Republic. The Borrower further acknowledges and agrees that its obligations to Republic under the Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and the Pledge Agreement and are secured by the Security Agreement and the Pledge Agreement.

    Section 5. EFFECT OF AMENDMENTS; REPRESENTATIONS AND WARRANTIES; NO WAIVER. Republic and the Borrower agree that after this Amendment becomes effective, the Agreement, as hereby amended, shall remain in full force and effect. The Borrower warrants and represents that on and as of the date hereof and after giving effect to this Amendment, (i) all of the representations and warranties contained in the Agreement are correct and complete, as of the date hereof, and (ii) there will exist no Event of Default under the Security Agreement or the Pledge Agreement on such date. The Borrower represents and warrants that the Borrower has all power and legal right and authority to enter into this Amendment.

    Section 6. INCORPORATION OF AGREEMENT AND OTHER LOAN DOCUMENTS BY REFERENCE; RATIFICATION OF LOAN DOCUMENTS. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Agreement, the Security Agreement, the Pledge Agreement and any and all other documents and agreements entered into with respect to the obligations under the Agreement (collectively, the "Loan Documents") are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

    Section 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto.

    Section 8. GOVERNING LAW. This Amendment is governed by the laws of the State of Minnesota.

    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Financing Agreement to be executed as of the date and year first above written.


                                  AULT INCORPORATED


                                  By   /s/ Frederick M. Green
                                    -------------------------------------------
                                    Its President and CEO


                                  REPUBLIC ACCEPTANCE CORPORATION


                                  By   /s/
 -                                  -------------------------------------------
                                    Its Account Executive

                                 FOURTH AMENDMENT TO
                                 FINANCING AGREEMENT


    This Fourth Amendment to Financing Agreement, dated as of September ___, 1996 ("Amendment"), is made by and between AULT INCORPORATED, a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION (the "Lender").

    WHEREAS, the Borrower and Republic Acceptance Corporation have entered into a Financing Agreement dated as of April 28, 1995, as amended by that First Amendment to Financing Agreement dated as of September 30, 1995, by that Second Amendment to Financing Agreement dated as of January 18, 1996 and by that Third Amendment to Financing Agreement dated as of September 12, 1996 (collectively, the "Agreement"); and

    WHEREAS, the obligations and indebtedness of the Borrower to Republic under the Agreement are secured, inter alia, by a Security Agreement dated as of April 28, 1995 between the Borrower and Republic (as amended, the "Security Agreement") and a Pledge Agreement dated as of April 28, 1995 between the Borrower and Republic (as amended, the "Pledge Agreement"); and

    WHEREAS, Republic has assigned to the Lender all obligations and indebtedness owing by the Borrower under the Agreement, the Agreement, the Security Agreement and the Pledge Agreement and all related documents and undertakings by assignment agreement dated as of September 12, 1996; and

    WHEREAS, the Lender and the Borrower desire to amend the Agreement in order to amend certain of the provisions therein, upon the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

    Section 1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

    Section 2.  AMENDMENTS.

            2.01 Section II(A) of the Agreement is hereby amended to read as follows:

                   (A) We agree to pay interest on the net balance owed to you at the close of each day at a rate per annum (computed on the basis of actual number of days elapsed and a year of 360 days) which is equal to a) from the date of this Agreement through September 30, 1995, a rate per annum which is four percent (4%) in excess of the publicly announced reference rate (or other publicly announced prime rate) of interest charged by the Bank, b) from and after September 30, 1995, through September 1, 1996, a rate per annum which is three percent (3%) in excess of the publicly announced reference rate (or other publicly announced prime rate) of interest charged by the Bank, and c) from and after September 1, 1996, a rate per annum which is three-quarters of one percent (.75%) in excess of the publicly announced reference rate (or other publicly announced prime rate) of interest charged by the Bank. Such interest will be due and payable to you at the close of each month.

    Section 3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective until, and shall become effective as the date first written above when, each of the following provisions shall have been fulfilled:

            3.01 The Lender shall have received this Amendment, duly executed by the Borrower;

            3.02 The Lender shall have received a copy of the resolutions of the Board of Directors of the Borrower ratifying and authorizing the execution, delivery and performance of this Amendment, certified as true and accurate by the Borrower's Secretary or Assistant Secretary.

    Section 4. ACKNOWLEDGMENTS. The Borrower acknowledges and agrees that its obligations to the Lender under the Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Lender or Republic. The Borrower further acknowledges and agrees that its obligations to the Lender and Republic under the Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and the Pledge Agreement and are secured by the Security Agreement and the Pledge Agreement.

    Section 5. EFFECT OF AMENDMENTS; REPRESENTATIONS AND WARRANTIES; NO WAIVER. The Lender and the Borrower agree that after this Amendment becomes effective, the Agreement, as hereby amended, shall remain in full force and effect. The Borrower warrants and represents that on and as of the date hereof and after giving effect to this Amendment, (i) all of the representations and warranties contained in the Agreement are correct and complete, as of the date hereof, and (ii) there will exist no Event of Default under the Security Agreement or the Pledge Agreement on such date. The Borrower represents and warrants that the Borrower has all power and legal right and authority to enter into this Amendment. The Borrower acknowledges that any participant in the obligations owed to the Lender under the Agreement may charge interest at rates other than the rate or rates set forth in this Amendment.

    Section 6. INCORPORATION OF AGREEMENT AND OTHER LOAN DOCUMENTS BY REFERENCE; RATIFICATION OF LOAN DOCUMENTS. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Agreement, the Security Agreement, the Pledge

Agreement and any and all other documents and agreements entered into with respect to the obligations under the Agreement (collectively, the "Loan Documents") are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

    Section 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto.

    Section 8. GOVERNING LAW. This Amendment is governed by the laws of the State of Minnesota.

    IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Financing Agreement to be executed as of the date and year first above written.

                                  AULT INCORPORATED


                                  By    /s/ Frederick M. Green
                                    -------------------------------------------
                                    Its President and CEO


                                  FIRST BANK NATIONAL ASSOCIATION


                                  By    /s/
                                    -------------------------------------------
                                    Its Vice President